Leases	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Leases
Leases
Total rental expense consists of the following:

(In thousands)	2012	2011	2010
Gross rentals
Ships and containers	$198,137	$175,905	$165,562
Other	42,252	40,879	39,063
	240,389	216,784	204,625
Sublease rentals	(21,961)	(5,416)	(4,679)
	$218,428	$211,368	$199,946

The company leases eleven cargo ships (eight refrigerated and three containerized) through 2014 under a sale-leaseback, with options for up to an additional five years, and four ships through 2013. No purchase options exist on ships under operating leases. A deferred gain on the 2007 sale-leaseback of eleven refrigerated cargo ships is being recognized as a reduction of "Cost of sales" over the base term of the leases, through 2014. In 2011, the company implemented a new shipping configuration involving shipment of part of its core volume in container equipment on board the ships of certain third-party container shipping operators. As a result of this change, five chartered cargo ships were subleased until the end of 2012, and eight ship charters were not renewed for 2013. In 2011, the company accelerated $4 million of ship charter expense, net of expected sublease income, due to this reconfiguration for two ships that were taken out of the company's shipping rotation. In the first quarter of 2012, the other three ships were taken out of the shipping rotation, and the company accelerated $6 million of losses on these ship sublease arrangements, net of $2 million of related sale-leaseback gain amortization during the sublease period.
The company also leases more than 13,000 containers and approximately 3,000 to 4,000 generator sets and chassis used for inland transportation of these containers. These leases range from 5-8 years and are used for both ocean and ground transportation of bananas, other produce and other cargo. Certain of these lease arrangements include financial covenants that reference those under the company's Credit Facility. As of the date of this filing, all but one of these lease arrangements have been amended to reference the financial covenants of the ABL Facility in connection with the refinancing activities described in Note 10; negotiations for the last lease are underway, and remaining lease payments on this lease total $16 million. At December 31, 2012, the company was in compliance with these financial covenants and expects to remain in compliance for at least twelve months from the balance sheet date.
A portion of the company's operating leases of containers contain residual value guarantees under which the company guarantees a certain minimum value of the containers at the end of the lease. If the company does not exercise its purchase option at the end of the lease, and the lessor cannot sell the containers for at least the guaranteed amount, the company will have to pay the difference to the lessor. The company estimates that the residual value guarantees are approximately $16 million, $21 million and $26 million at December 31, 2012, 2011 and 2010, respectively. The company also estimates that the fair value of these residual value guarantees are nominal because the fair value of the containers at the end of the lease term is expected to exceed the residual value that was guaranteed under the lease. Therefore, the company does not expect to make payments under the residual value guarantees and has not recorded a liability in the consolidated financial statements.
Portions of the minimum rental payments for ships constitute reimbursement for ship operating costs paid by the lessor. In addition, the company incurs a significant amount of short-term rental expense related to leases of ships and farm land for growing lettuce, which are not included in the future minimum rental payments table below.
Future minimum rental payments required under operating leases having initial or remaining non-cancelable lease terms in excess of one year at December 31, 2012 are as follows:

(In thousands)	Ships and Containers	Other	Total
2013	$101,075	$22,496	$123,571
2014	52,349	16,140	68,489
2015	37,550	12,885	50,435
2016	29,447	8,022	37,469
2017	20,456	7,367	27,823
Later years	10,549	23,532	34,081

BUILD-TO-SUIT LEASE FOR MIDWEST SALAD PLANT CONSOLIDATION
In June 2012, the company entered into a 20-year lease agreement for a salad production and warehousing facility in the Midwest that will replace three existing facilities in the region. The lease agreement contains two 5-year extension periods. Though the construction costs are being financed by the lessor, because of the specialized nature of the facility the company is acting as the construction agent and will be responsible for all construction activity during the construction period. This results in the company owning the facility for accounting purposes and as such, the company has recognized as of December 31, 2012 an asset of $28 million included in "Property, plant and equipment, net" and a corresponding $28 million obligation for the construction in progress of the leased facility included in "Other liabilities," which represents the cumulative cost of the facility through the balance sheet date. Total construction costs are expected to be approximately $40 million through completion in mid-2013.